                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 10, 1997

                               Alliance Bancorp
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                   0-20082                  36-3811768
 ----------------------------  ------------------------   ----------------------
 (State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
       of incorporation)                                    Identification No.)


Registrant's telephone number, including area code: (630) 323-1776


                        Hinsdale Financial Corporation
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On February 10, 1997 Hinsdale Financial Corporation (the "Registrant") completed its merger with Liberty Bancorp, Inc. ("Liberty Bancorp") pursuant to the Agreement and Plan of Merger (the "Agreement") dated as of August 2, 1996 (previously filed by the Registrant). As a result of the completion of the transaction and in accordance with the Agreement, (i) Liberty Bancorp has been merged (the "Merger") with and into the Registrant, with the Registrant as the surviving corporation, (ii) the Registrant has amended its Certificate of Incorporation to change its name to "Alliance Bancorp," (iii) each outstanding share of Liberty Bancorp common stock issued and outstanding has been converted into 1.054 shares of common stock of Alliance Bancorp, (iv) the Registrant's fiscal year end has been changed from September 30 to December 31, (v) Liberty Federal Savings Bank, the savings bank subsidiary of Liberty ("Liberty Federal"), has been merged with and into Hinsdale Federal Bank for Savings, the savings bank subsidiary of the Registrant ("Hinsdale Federal"), and the resulting bank has changed its name to Liberty Federal Bank, and (vi) each share of the Registrant's common stock issued and outstanding immediately prior to the effective time of the Merger remains an outstanding share of common stock of Alliance Bancorp. The trading symbol for the Registrant's Common Stock on Nasdaq National Market System has been changed from "HNFC" to "ABCL."

         The consolidated financial statements of Liberty Bancorp, File No. 0-19525, have been filed by Liberty Bancorp. The pro forma financial information has been provided by the Registrant and Liberty Bancorp in their Joint Proxy Statement/Prospectus dated October 17, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial statements of the business acquired.

                Not applicable.

         (b) Pro forma financial information.

                Not applicable.

         (c) Exhibits.

                None.

Item 8.  Change in Fiscal Year.
         ----------------------

         As disclosed in response to Item 2, the Registrant's fiscal year end has been changed from September 30 to December 31 in connection with the Merger and Merger Agreement.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  ALLIANCE BANCORP


DATE:  February 21, 1997          By:  /s/ Kenne P. Bristol
       -----------------               -------------------------------------
                                       Kenne P. Bristol
                                       President and Chief Executive Officer